UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 17, 2019

Newmont Goldcorp Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 18, 2019 (the “Effective Date”), Newmont Mining Corporation (the “Company”) completed the previously announced business combination with Goldcorp Inc. (“Goldcorp”) whereby the Company acquired all of the issued and outstanding Goldcorp common shares (the “Arrangement”) and Goldcorp became a wholly-owned subsidiary of the Company, pursuant to an arrangement agreement entered into by the Company and Goldcorp on January 14, 2019, as amended on February 19, 2019 (the “Arrangement Agreement”).

At the effective time of the Arrangement, each common share of Goldcorp issued and outstanding immediately prior to the effective time of the Arrangement was converted into the right to receive (i) 0.3280 of a share of common stock, par value $1.60 per share, of the Company (each a “Newmont share”) and (ii) $0.02 in cash.

The aggregate cash consideration paid in the Arrangement to Goldcorp’s shareholders was approximately $17.4 million.  The total number of Newmont shares issued to Goldcorp’s shareholders was approximately 285 million Newmont shares.

Pursuant to the Arrangement Agreement, each restricted share unit (a “RSU”) issued under Goldcorp’s 2008 restricted share unit plan, as amended, was exchanged for RSUs of the Company at the effective time of the Arrangement and each option to purchase Goldcorp common shares issued under Goldcorp’s 2005 stock option plan, as amended, will be entitled to exercise such options for Newmont shares.  Upon vesting of such RSUs or exercise of such options, the holders thereof will be entitled to receive 0.3286 of a Newmont share for each Goldcorp common share to which such holder was entitled.

Pursuant to the Arrangement Agreement: (i) each phantom restricted share unit (“Phantom RSU”) issued under Goldcorp’s 2013 phantom restricted share unit plan, as amended (the “Goldcorp Phantom RSU Plan”), outstanding immediately prior to the Effective Date, will remain outstanding following the Effective Date on its existing terms and holders thereof are expected to receive a cash payment calculated on the date of expiry of the restricted period on the basis of 0.3286 of a Newmont share for each Phantom RSU in accordance with the terms of the Goldcorp Phantom RSU Plan, and (ii) each performance share unit (“Goldcorp PSU”) issued under Goldcorp’s 2010 performance share unit plan, as amended (the “Goldcorp PSU Plan”) outstanding immediately prior to the Effective Date, will remain outstanding following the Effective Date on its existing terms and holders thereof are expected to receive a cash payment calculated on the day of expiry of the performance period on the basis of 0.3286 of a Newmont Share for each Goldcorp PSU, and assuming a performance multiplier of 100%, in accordance with the terms of the Goldcorp PSU Plan.

Additionally, on the Effective Date, the Company repaid in full all obligations and liabilities owed by Goldcorp under Goldcorp’s revolving credit facility and term loan outstanding as of the Effective Date, representing approximately $1.3 billion.

The description of the Arrangement set forth above does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 14, 2019, and the first amendment to arrangement agreement, dated as of February 19, 2019, entered into by the Company and Goldcorp, which was filed as Exhibit 2.5 to the Company’s Annual Report on Form 10-K filed with the SEC by Newmont on February 21, 2019, both of which are incorporated by reference into this Item 2.01. The Arrangement Agreement has been included as an exhibit hereto solely to provide investors and securityholders with information regarding its terms. It is not intended to be a source of financial, business or operational information about the parties. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Arrangement Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors and securityholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in the Company’s public reports. The Arrangement Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the documents that the Company files or has filed with the SEC.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 17, 2019, the Company’s certificate of incorporation was amended and restated in connection with the Arrangement and in accordance with the terms of the Arrangement Agreement (the “Restated Certificate of Incorporation”).  The Company amended its certificate of incorporation to change its name from Newmont Mining Corporation to Newmont Goldcorp Corporation and increase its authorized shares of common stock from 750,000,000 shares to 1,280,000,000 shares, such share authorization having been approved at the Company’s special meeting of stockholders held on April 11, 2019.

The foregoing summary of the Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure

The Company issued a press release announcing the completion of the Arrangement on April 18, 2019.  A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information, including Exhibit 99.1 attached hereto, in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise stated in such filings.

Item 9.01. Financial Statements and Exhibits.

	(a)	Financial Statements of Business Acquired.

Not applicable. The financial statements of Goldcorp required pursuant to Rule 3-05 of Regulation S-X were previously filed with the Company’s definitive proxy statement, filed with the SEC on March 11, 2019 (the “Proxy Statement”) and pursuant to General Instruction B.3 of Form 8-K are not included herein.

	(b)	Pro Forma Financial Information.

Not applicable. The pro forma financial statements required by Article 11 of Regulation S-X were previously filed under “Unaudited Pro Forma Condensed Combined Financial Information” in the Proxy Statement and pursuant to General Instruction B.3 of Form 8-K are not included herein.

	(d)	Exhibits.

Exhibit No.		Description

2.1

Arrangement Agreement, dated as of January 14, 2019, by and among Registrant and Goldcorp Inc. Incorporated by reference to Exhibit 2.1 to Registrant’s Form 8-K filed with the Securities and Exchange Commission on January 14, 2019.

2.2

First Amendment to Arrangement Agreement, dated as of February 19, 2019, by and among Registrant and Goldcorp Inc. Incorporated by reference to Exhibit 2.5 to Registrant’s Form 10-K filed with the Securities and Exchange Commission on February 21, 2019.

3.1		Amended and Restated Certificate of Incorporation of Registrant, dated April 17, 2019.

99.1		Press release, dated April 18, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Goldcorp Corporation

Date: April 22, 2019	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary